                  Pro Forma Schedule of Investments (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998

                                                        -------------------------------
                                                          STI Classic Institutional
                                                             Cash Management Fund
                                                        -------------------------------
---------------------------------------------------------------------------------------
Security                                                     Par (000)     Value (000)
---------------------------------------------------------------------------------------
Commercial Paper--33.9%
Finance--30.4%
American Express                4.950%       12/18/98           2,800          2,793
Banc One Funding                5.150%       12/08/98           1,979          1,977
Banc One Funding                5.130%       01/28/99           6,623          6,568
Banc One Funding                5.280%       01/28/99           9,000          8,923
Barclays U.S. Funding           5.180%       01/07/99          15,000         14,920
CS First Boston                 4.875%       05/07/99
CS First Boston                 5.800%       05/06/99
Chrysler Financial              5.240%       02/11/99          10,000          9,895
Den Norske Bank                 4.860%       08/10/99
Den Norske Bank                 5.380%       05/04/99
Dresdner U.S. Finance           5.190%       01/08/99          10,000          9,945
Dupont                          5.060%       01/27/99
Ford Motor Credit               5.450%       01/13/99
General Electric Capital        5.410%       02/22/99
General Electric Capital        5.270%       01/20/99
GMAC                            5.240%       02/11/99           8,500          8,411
Goldman Sachs                   5.000%       04/20/99
Goldman Sachs                   5.480%       02/09/99
KFW International               5.250%       12/08/98             300            300
KFW International               4.950%       12/07/98             500            500
KFW International               5.300%       12/07/98             600            599
KFW International               5.000%       12/04/98           1,100          1,100
Marsh & Mclennan                5.230%       02/24/99          15,000         14,815
Marsh & Mclennan                5.290%       02/24/99           2,700          2,666
Merrill Lynch                   4.820%       06/17/99
Merrill Lynch                   5.470%       02/26/99
Metlife Funding                 4.950%       12/03/98             254            254
Morgan Stanley Dean Witter      5.200%       01/21/99          10,000          9,926
Morgan Stanley Dean Witter      5.170%       03/26/99
Panasonic Finance               5.330%       01/21/99             100             99
Panasonic Finance               5.380%       01/21/99          15,000         14,886
Republic New York               5.190%       01/15/99          10,000          9,935
Royal Bank of Canada            5.450%       01/15/99           1,000            993
---------------------------------------------------------------------------------------
                                                                             119,505
---------------------------------------------------------------------------------------
Industrial--3.5%
Allied Signal                   5.550%       01/25/99           2,500          2,479
Allied Signal                   5.550%       01/21/99          14,050         13,940
Archer Daniels                  5.150%       01/15/99             470            467
Eastman Kodak                   5.400%       12/02/98           2,600          2,600
Heinz                           5.150%       12/03/98             535            535
IBM                             5.500%       12/04/98             650            650
---------------------------------------------------------------------------------------


                              -------------------------------------------------------------
                                  Crestar/Arbor Prime
                                   Obligations Fund               Pro Forma Combined
                              -------------------------------------------------------------
-------------------------------------------------------------------------------------------
Security                        Par (000)     Value (000)        Par (000)      Value (000)
-------------------------------------------------------------------------------------------
Commercial Paper--33.9%
Finance--30.4%
American Express                                                     2,800           2,793
Banc One Funding                                                     1,979           1,977
Banc One Funding                                                     6,623           6,568
Banc One Funding                                                     9,000           8,923
Barclays U.S. Funding                                               15,000          14,920
CS First Boston                    10,000          9,787            10,000           9,787
CS First Boston                    10,000         10,000            10,000          10,000
Chrysler Financial                                                  10,000           9,895
Den Norske Bank                    15,000         14,490            15,000          14,490
Den Norske Bank                    30,000         29,310            30,000          29,310
Dresdner U.S. Finance                                               10,000           9,945
Dupont                             35,000         34,720            35,000          34,720
Ford Motor Credit                  20,000         19,870            20,000          19,870
General Electric Capital           10,000          9,875            10,000           9,875
General Electric Capital           30,000         29,780            30,000          29,780
GMAC                               45,000         44,632            53,500          53,043
Goldman Sachs                      30,000         29,417            30,000          29,417
Goldman Sachs                      10,000          9,893            10,000           9,893
KFW International                                                      300             300
KFW International                                                      500             500
KFW International                                                      600             599
KFW International                                                    1,100           1,100
Marsh & Mclennan                                                    15,000          14,815
Marsh & Mclennan                                                     2,700           2,666
Merrill Lynch                      30,000         29,205            30,000          29,205
Merrill Lynch                      10,000          9,868            10,000           9,868
Metlife Funding                                                        254             254
Morgan Stanley Dean Witter                                          10,000           9,926
Morgan Stanley Dean Witter         35,000         34,422            35,000          34,422
Panasonic Finance                                                      100              99
Panasonic Finance                                                   15,000          14,886
Republic New York                                                   10,000           9,935
Royal Bank of Canada                                                 1,000             993
-------------------------------------------------------------------------------------------
                                                315,269                            434,774
-------------------------------------------------------------------------------------------
Industrial--3.5%
Allied Signal                                                        2,500           2,479
Allied Signal                                                       14,050          13,940
Archer Daniels                                                         470             467
Eastman Kodak                                                        2,600           2,600
Heinz                                                                  535             535
IBM                                                                    650             650
-------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998


                                                                       -------------------------------
                                                                         STI Classic Institutional
                                                                            Cash Management Fund
                                                                       -------------------------------
------------------------------------------------------------------------------------------------------
Security                                                                    Par (000)     Value (000)
------------------------------------------------------------------------------------------------------
Motorola                                       4.950%       12/08/98             900            899
JC Penney Funding                              5.250%       12/18/98             493            492
RTZ America                                    5.230%       12/16/98           5,200          5,189
RTZ America                                    5.000%       12/11/98           1,230          1,228
RTZ America                                    5.330%       01/21/99             100             99
RTZ America                                    5.350%       01/22/99           4,800          4,763
Sara Lee                                       5.000%       12/09/98           5,000          4,994
Smithkline Beecham                             5.000%       12/02/98             300            300
Smithkline Beecham                             4.950%       12/11/98          10,900         10,885
Toys R Us                                      5.250%       12/10/98             300            300
Walt Disney                                    5.550%       12/04/98             515            515
Walt Disney                                    4.460%       07/13/99
------------------------------------------------------------------------------------------------------
                                                                                             50,335
------------------------------------------------------------------------------------------------------
Utilities--0.0%
Bell Atlantic                                  5.000%       12/11/98             100            100
------------------------------------------------------------------------------------------------------
                                                                                                100
------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $485,209)                                                      169,940
------------------------------------------------------------------------------------------------------
Corporate Obligations--19.7%
Finance--16.2%
Associates MTN                                 5.650%       12/01/98           1,000          1,000
Associates Corporation                         6.750%       06/28/99
Bankers Trust, New York (A)                    5.379%       02/19/99           7,000          7,000
Barclays Bank                                  5.645%       03/02/99
Bear Stearns                                   5.700%       03/02/99
Bear Stearns                                   5.715%       07/30/99
Beta Finance                                   4.850%       08/03/99
British Telecom Finance                        9.375%       02/15/99           1,000          1,007
Caterpillar Financial Services MTN (A)         5.160%       05/09/99           5,000          5,000
Caterpillar Financial Services MTN             5.470%       12/15/98             750            750
Caterpillar Financial Services MTN             6.800%       07/01/99             250            253
CS First Boston                                4.860%       07/12/99
Dean Witter Discover                           5.030%       03/02/99           4,990          4,983
Deutsche Bank, New York (A)                    5.120%       04/14/99           5,000          4,999
FCC National Bank (A)                          5.120%       04/09/99           5,000          4,999
First Union Bank                               5.430%       11/05/99
Ford Motor Credit                              8.000%       01/15/99           1,000          1,003
Ford Motor Credit                              6.375%       09/15/99             500            506
General Motors Acceptance                      7.750%       01/15/99             500            501
GMAC MTN                                       7.150%       04/30/99           1,000          1,005
Household Finance                              4.780%       03/15/99           3,000          2,992
IBM Credit                                     5.450%       09/15/99          10,000         10,000
International Lease Finance                    5.750%       01/15/99             752            752
------------------------------------------------------------------------------------------------------


                                             ------------------------------ -------------------------------
                                                   Crestar/Arbor Prime
                                                    Obligations Fund              Pro Forma Combined
                                             ------------------------------ -------------------------------
-----------------------------------------------------------------------------------------------------------
Security                                           Par (000)     Value (000)     Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------
Motorola                                                                               900             899
JC Penney Funding                                                                      493             492
RTZ America                                                                          5,200           5,189
RTZ America                                                                          1,230           1,228
RTZ America                                                                            100              99
RTZ America                                                                          4,800           4,763
Sara Lee                                                                             5,000           4,994
Smithkline Beecham                                                                     300             300
Smithkline Beecham                                                                  10,900          10,885
Toys R Us                                                                              300             300
Walt Disney                                                                            515             515
Walt Disney                                          40,000         38,889          40,000          38,889
-----------------------------------------------------------------------------------------------------------
                                                                    38,889                          89,224
-----------------------------------------------------------------------------------------------------------
Utilities--0.0%
Bell Atlantic                                                                          100             100
-----------------------------------------------------------------------------------------------------------
                                                                                                       100
-----------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $485,209)                             354,158                         524,098
-----------------------------------------------------------------------------------------------------------
Corporate Obligations--19.7%
Finance--16.2%
Associates MTN                                                                       1,000           1,000
Associates Corporation                                5,000          5,025           5,000           5,025
Bankers Trust, New York (A)                                                          7,000           7,000
Barclays Bank                                        15,000         14,998          15,000          14,998
Bear Stearns                                         10,000         10,000          10,000          10,000
Bear Stearns                                         15,000         15,000          15,000          15,000
Beta Finance                                         25,000         25,000          25,000          25,000
British Telecom Finance                                                              1,000           1,007
Caterpillar Financial Services MTN (A)                                               5,000           5,000
Caterpillar Financial Services MTN                                                     750             750
Caterpillar Financial Services MTN                                                     250             253
CS First Boston                                      15,000         15,000          15,000          15,000
Dean Witter Discover                                                                 4,990           4,983
Deutsche Bank, New York (A)                                                          5,000           4,999
FCC National Bank (A)                                                                5,000           4,999
First Union Bank                                     20,000         20,000          20,000          20,000
Ford Motor Credit                                                                    1,000           1,003
Ford Motor Credit                                                                      500             506
General Motors Acceptance                                                              500             501
GMAC MTN                                                                             1,000           1,005
Household Finance                                                                    3,000           2,992
IBM Credit                                                                          10,000          10,000
International Lease Finance                                                            752             752
-----------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998


                                                                  -------------------------------
                                                                    STI Classic Institutional
                                                                       Cash Management Fund
                                                                  -------------------------------
-------------------------------------------------------------------------------------------------
Security                                                               Par (000)     Value (000)
-------------------------------------------------------------------------------------------------
International Lease Finance               6.700%       04/30/99             300            302
International Lease Finance MTN           5.960%       07/07/99             500            500
Nationsbank                               8.500%       03/01/99           1,000          1,006
Nationsbank                               5.190%       08/06/99          10,000         10,010
PHH Corporation                           4.860%       03/18/99
PNC Bank                                  4.800%       05/21/99
PNC Bank                                  4.790%       06/11/99
PNC Bank                                  5.116%       08/03/99          10,000          9,996
Salomon Smith Barney MTN                  6.050%       12/17/98           2,000          2,001
Transamerica Financial                    5.450%       10/22/99          13,500         13,500
Transamerica MTN (A)                      5.427%       02/18/99           1,500          1,500
Xerox Credit                             10.000%       04/01/99             780            790
-------------------------------------------------------------------------------------------------
                                                                                        86,355
-------------------------------------------------------------------------------------------------
Industrial--0.1%
Fortune Brands                            7.500%       05/15/99           1,025          1,032
IBM MTN                                   6.150%       12/11/98           1,000          1,000
-------------------------------------------------------------------------------------------------
                                                                                         2,032
-------------------------------------------------------------------------------------------------
Utilities--0.7%
Alabama Power                             7.000%       01/01/99           4,500          4,544
GTE Northwest                             6.125%       02/15/99             650            650
Hydro-Quebec Yankee MTN                   7.430%       12/14/98           1,000          1,001
Hydro-Quebec Yankee MTN                   7.740%       03/03/99           1,000          1,005
Pacific Gas & Electric                    5.750%       12/01/98           1,000          1,000
Southern California Edison                7.500%       04/15/99             505            508
Virginia Electric & Power                 8.875%       06/01/99             450            457
Virginia Electric & Power MTN             9.650%       01/25/99             990            995
-------------------------------------------------------------------------------------------------
                                                                                        10,160
-------------------------------------------------------------------------------------------------
Total Corporate Bond (Cost $282,450)                                                    98,547
-------------------------------------------------------------------------------------------------
Certificates of Deposit--13.2%
Bankers Trust Company                     4.850%       04/30/99
Bayerische Landesbank, New York (A)       5.108%       04/21/99          10,000          9,998
Commerzbank (A)                           5.130%       04/14/99          10,000          9,999
CS First Boston                           5.920%       12/14/99
Deutsche Bank, New York                   5.640%       03/23/99           4,000          3,999
First Union Bank                          5.660%       04/15/99
Key Bank                                  4.950%       12/16/98
Nations Bank                              5.600%       12/21/98
Rabobank                                  5.750%       04/27/99           8,000          7,998
Societe Generale, New York                5.580%       02/10/99           2,000          2,000
Societe Generale, New York                5.800%       04/28/99           9,000          8,996
Societe Generale, New York                5.850%       12/17/98
-------------------------------------------------------------------------------------------------


                                            ------------------------------       --------------------------
                                                  Crestar/Arbor Prime
                                                   Obligations Fund                   Pro Forma Combined
                                            ------------------------------       --------------------------
-----------------------------------------------------------------------------------------------------------
Security                                          Par (000)     Value (000)      Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------
International Lease Finance                                                           300             302
International Lease Finance MTN                                                       500             500
Nationsbank                                                                         1,000           1,006
Nationsbank                                                                        10,000          10,010
PHH Corporation                                     10,000         10,000          10,000          10,000
PNC Bank                                            20,000         19,995          20,000          19,995
PNC Bank                                            10,000          9,996          10,000           9,996
PNC Bank                                                                           10,000           9,996
Salomon Smith Barney MTN                                                            2,000           2,001
Transamerica Financial                                                             13,500          13,500
Transamerica MTN (A)                                                                1,500           1,500
Xerox Credit                                                                          780             790
----------------------------------------------------------------------------------------------------------
                                                                  145,014                         231,369
----------------------------------------------------------------------------------------------------------
Industrial--0.1%
Fortune Brands                                                                      1,025           1,032
IBM MTN                                                                             1,000           1,000
----------------------------------------------------------------------------------------------------------
                                                                        -                           2,032
----------------------------------------------------------------------------------------------------------
Utilities--0.7%
Alabama Power                                                                       4,500           4,544
GTE Northwest                                                                         650             650
Hydro-Quebec Yankee MTN                                                             1,000           1,001
Hydro-Quebec Yankee MTN                                                             1,000           1,005
Pacific Gas & Electric                                                              1,000           1,000
Southern California Edison                                                            505             508
Virginia Electric & Power                                                             450             457
Virginia Electric & Power MTN                                                         990             995
----------------------------------------------------------------------------------------------------------
                                                                        -                          10,160
----------------------------------------------------------------------------------------------------------
Total Corporate Bond (Cost $282,450)                              145,014                         243,561
----------------------------------------------------------------------------------------------------------
Certificates of Deposit--13.2%
Bankers Trust Company                               10,000          9,998          10,000           9,998
Bayerische Landesbank, New York (A)                                                10,000           9,998
Commerzbank (A)                                                                    10,000           9,999
CS First Boston                                      5,000          5,000           5,000           5,000
Deutsche Bank, New York                                                             4,000           3,999
First Union Bank                                    20,000         20,000          20,000          20,000
Key Bank                                            30,000         30,000          30,000          30,000
Nations Bank                                        30,000         30,000          30,000          30,000
Rabobank                                                                            8,000           7,998
Societe Generale, New York                                                          2,000           2,000
Societe Generale, New York                                                          9,000           8,996
Societe Generale, New York                          15,000         15,000          15,000          15,000
----------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998


                                                                                    -------------------------------
                                                                                      STI Classic Institutional
                                                                                         Cash Management Fund
                                                                                    -------------------------------
-------------------------------------------------------------------------------------------------------------------
Security                                                                                 Par (000)     Value (000)
-------------------------------------------------------------------------------------------------------------------
Societe Generale, New York                                  5.670%       03/11/99
Swiss Bank                                                  5.750%       05/07/99
SBC Warburg, New York                                       5.650%       03/24/99           5,000          4,999
SBC Warburg, New York                                       5.810%       04/29/99           5,000          4,999
-------------------------------------------------------------------------------------------------------------------
Total  Certificates of Deposit (Cost $188,984)                                                            52,988
-------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--4.3%
Americredit Auto Receivables Trust, Ser 1998-B Cl A1        5.638%       09/12/99           2,886          2,886
Americredit Auto Recievables Trust, Ser 1998-B Cl A1        5.629%       06/12/99           1,441          1,441
Americredit Auto Recievables Trust, Ser 1998-B Cl A1        5.199%       11/12/99           8,000          8,000
Arcadia Auto Receivables Trust, Ser 1998-B Cl A1            5.470%       02/16/99          13,197         13,197
Arcadia Auto Receivables Trust, Ser 1998-B Cl A1            5.628%       07/15/99           1,562          1,562
Household Automobile Revolving Trust, Ser 1998-1, Cl A1     5.330%       12/17/99          18,000         18,000
Case Equipment Loan Trust, Ser 1998-C Cl A1                 5.420%       12/15/99          10,400         10,400
Chase Manhattan Auto Owner Trust, Ser 1999-B Cl A1          5.578%       05/10/99             778            778
Compass Auto Receivables Trust, Ser 1998-A Cl A1            5.659%       07/15/99           1,583          1,583
First Security Auto Owner Trust, Ser 1998-1 Cl A1           5.248%       11/15/99           2,344          2,344
Ford Credit Auto Owner Trust, Ser 1998-B Cl A1              5.615%       05/15/99             228            228
Union Acceptance, Ser 1998-C Cl A1                          5.527%       10/08/99           1,685          1,685
-------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $62,104)                                                              62,104
-------------------------------------------------------------------------------------------------------------------
Insurance Funding Agreements--6.3%
General America Life GIC (A)                                5.790%       12/01/98
Integrity Life Insurance GIC (A)                            5.790%       12/01/98
-------------------------------------------------------------------------------------------------------------------
Total Insurance Funding Agreements (Cost $90,000)                                                              -
-------------------------------------------------------------------------------------------------------------------
Bank Notes--3.4%
American Express Centurion                                  5.223%       08/09/99           5,000          5,000
American Express Centurion (A)                              5.169%       03/24/99           5,000          5,000
First National Bank, Chicago (A)                            5.110%       04/19/99          10,000          9,998
Key Bank NA                                                 5.160%       05/05/99          18,000         17,997
Northern Trust (A)                                          5.120%       04/09/99          10,000          9,999
-------------------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost $47,994)                                                                           47,994
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--4.1%
FFCB MTN (A)                                                4.540%       03/02/99          10,000          9,999
FHLB                                                        5.030%       04/09/99           1,000          1,000
FHLMC REMIC, Ser 1314-JB                                    7.500%       02/15/06             789            789
FNMA                                                        7.050%       12/10/98            110             110
FNMA                                                        5.165%       03/15/99
SLMA, MTN (A)                                               5.000%       04/01/99          50,000          4,999
SLMA                                                        4.780%       08/02/99          12,000         11,975
-------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $58,424)                                                   28,872
-------------------------------------------------------------------------------------------------------------------


                                                         ------------------------------ -------------------------------
                                                               Crestar/Arbor Prime
                                                                Obligations Fund              Pro Forma Combined
                                                         ------------------------------ -------------------------------
-----------------------------------------------------------------------------------------------------------------------
Security                                                       Par (000)     Value (000)     Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------
Societe Generale, New York                                        5,000          5,000           5,000           5,000
Swiss Bank                                                       21,000         20,998          21,000          20,998
SBC Warburg, New York                                                                            5,000           4,999
SBC Warburg, New York                                                                            5,000           4,999
-----------------------------------------------------------------------------------------------------------------------
Total  Certificates of Deposit (Cost $188,984)                                 135,996                         188,984
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--4.3%
Americredit Auto Receivables Trust, Ser 1998-B Cl A1                                             2,886           2,886
Americredit Auto Recievables Trust, Ser 1998-B Cl A1                                             1,441           1,441
Americredit Auto Recievables Trust, Ser 1998-B Cl A1                                             8,000           8,000
Arcadia Auto Receivables Trust, Ser 1998-B Cl A1                                                13,197          13,197
Arcadia Auto Receivables Trust, Ser 1998-B Cl A1                                                 1,562           1,562
Household Automobile Revolving Trust, Ser 1998-1, Cl A1                                         18,000          18,000
Case Equipment Loan Trust, Ser 1998-C Cl A1                                                     10,400          10,400
Chase Manhattan Auto Owner Trust, Ser 1999-B Cl A1                                                 778             778
Compass Auto Receivables Trust, Ser 1998-A Cl A1                                                 1,583           1,583
First Security Auto Owner Trust, Ser 1998-1 Cl A1                                                2,344           2,344
Ford Credit Auto Owner Trust, Ser 1998-B Cl A1                                                     228             228
Union Acceptance, Ser 1998-C Cl A1                                                               1,685           1,685
-----------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $62,104)                                         -                          62,104
-----------------------------------------------------------------------------------------------------------------------
Insurance Funding Agreements--6.3%
General America Life GIC (A)                                     45,000         45,000           45,000         45,000
Integrity Life Insurance GIC (A)                                 45,000         45,000           45,000         45,000
-----------------------------------------------------------------------------------------------------------------------
Total Insurance Funding Agreements (Cost $90,000)                               90,000                          90,000
-----------------------------------------------------------------------------------------------------------------------
Bank Notes--3.4%
American Express Centurion                                                                        5,000          5,000
American Express Centurion (A)                                                                    5,000          5,000
First National Bank, Chicago (A)                                                                 10,000          9,998
Key Bank NA                                                                                      18,000         17,997
Northern Trust (A)                                                                               10,000          9,999
-----------------------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost $47,994)                                                      -                          47,994
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--4.1%
FFCB MTN (A)                                                                                     10,000          9,999
FHLB                                                                                              1,000          1,000
FHLMC REMIC, Ser 1314-JB                                                                            789            789
FNMA                                                                                                110            110
FNMA                                                             30,000         29,552           30,000         29,552
SLMA, MTN (A)                                                                                    50,000          4,999
SLMA                                                                                             12,000         11,975
-----------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $58,424)                         29,552                          58,424
-----------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998

                                                                                    -------------------------------
                                                                                       STI Classic Institutional
                                                                                          Cash Management Fund
                                                                                    -------------------------------
-------------------------------------------------------------------------------------------------------------------
Security                                                                                 Par (000)     Value (000)
-------------------------------------------------------------------------------------------------------------------
Foreign Government Agency Obligation--0.2%
Province of Quebec                                          9.375%       04/01/99           2,200          2,228
-------------------------------------------------------------------------------------------------------------------
Total Foreign Government Agency Obligation (Cost $2,228)                                                   2,228
-------------------------------------------------------------------------------------------------------------------
Municipal Bond--3.1%
Tampa Bay Devil Rays Limited                                5.050%       12/01/99
-------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $45,000)                                                                            -
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--12.9%
Barclays, 5.39%, dated 11/30/98, matures 12/01/98                                          68,692         68,692
Deutsche Bank, 5.39%, dated 11/30/98, matures 12/01/98                                     21,157         21,157
Greewich, 5.39%, dated 11/30/98, matures 12/01/98
Merrill Lynch, 5.39%, dated 11/30/98, matures 12/01/98                                     29,936         29,936
Morgan Stanley, 5.39%, dated 11/30/98, matures 12/01/98                                     5,000          5,000
PaineWebber, 5.39%, dated 11/30/98, matures 12/01/998
Salomon Brothers, 5.39%, dated 11/30/98, matures 12/01/98                                  17,455         17,455
-------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $184,075)                                                              142,240
-------------------------------------------------------------------------------------------------------------------
Total Investments --101.0%
   (Cost $1,446,468)                                                                                     604,913
-------------------------------------------------------------------------------------------------------------------
Other Asset and Liabilities --(1.0%)                                                                     (17,463)
-------------------------------------------------------------------------------------------------------------------
Net Assets -- 100%                                                                                       587,450
-------------------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------------------
                                                                Crestar/Arbor Prime
                                                                 Obligations Fund           Pro Forma Combined
                                                          -----------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Security                                                     Par (000)     Value (000)     Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
Foreign Government Agency Obligation--0.2%
Province of Quebec                                                                            2,200          2,228
---------------------------------------------------------------------------------------------------------------------
Total Foreign Government Agency Obligation (Cost $2,228)                           -                         2,228
---------------------------------------------------------------------------------------------------------------------
Municipal Bond--3.1%
Tampa Bay Devil Rays Limited                                   45,000         45,000         45,000         45,000
---------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $45,000)                                           45,000                        45,000
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--12.9%
Barclays, 5.39%, dated 11/30/98, matures 12/01/98                                            68,692         68,692
Deutsche Bank, 5.39%, dated 11/30/98, matures 12/01/98                                       21,157         21,157
Greewich, 5.39%, dated 11/30/98, matures 12/01/98              20,000         20,000         20,000         20,000
Merrill Lynch, 5.39%, dated 11/30/98, matures 12/01/98         16,949         16,949         46,885         46,885
Morgan Stanley, 5.39%, dated 11/30/98, matures 12/01/98                                       5,000          5,000
PaineWebber, 5.39%, dated 11/30/98, matures 12/01/998           4,886          4,886          4,886          4,886
Salomon Brothers, 5.39%, dated 11/30/98, matures 12/01/98                                    17,455         17,455
--------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $184,075)                                   41,835                       184,075
--------------------------------------------------------------------------------------------------------------------
Total Investments --101.0%
   (Cost $1,446,468)                                                         841,555                     1,446,468
--------------------------------------------------------------------------------------------------------------------
Other Asset and Liabilities --(1.0%)                                           2,488                       (14,975)
--------------------------------------------------------------------------------------------------------------------
Net Assets -- 100%                                                           844,043                     1,431,493
--------------------------------------------------------------------------------------------------------------------

(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
Cl-Class
FFCB-Federal Farm Credit Bank
FHLB-Federal Home Loan Bank
FHLMC-Federal Home Loan Mortgage Corporation
FNMA-Federal National Mortgage Association
GIC-Guaranteed Investment Contract
MTN-Medium Term Note
REMIC-Real Estate Mortgage Investment Conduit
Ser-Series
SLMA-Student Loan Marketing Association

            Pro Forma Statement of Assets and Liabilities (Unaudited)
              STI Classic Funds Institutional Cash Management Fund
                      Crestar/Arbor Prime Obligations Fund
                                November 30, 1998
                                 (000)

                                                                                                                        Pro Forma
                                                                                                                      Combined STI
                                                                                                                          Classic
                                                                       STI Classic                                     Institutional
                                                                      Institutional  Crestar/Arbor                          Cash
                                                                    Cash Management      Prime                           Management
                                                                      Money Market    Obligations         Pro Forma     Money Market
                                                                          Fund           Fund             Adjustments      Fund
ASSETS
    Total Investments at Amortized Cost Value (Cost $604,913,
    $841,555 and $1,446,468)                                             $604,913         $841,555                      $1,446,468
    Cash                                                                        8                0                               8
    Accrued Income                                                          3,013            6,569                           9,582
    Other Assets                                                              119              718                             837

                                                                      ------------  ---------------                     -----------
    Total Assets                                                          608,053          848,842                       1,456,895
                                                                      ------------  ---------------                     -----------

LIABILITIES
    Accrued Expenses                                                         (130)            (903)                         (1,033)
    Income/Distribution Payable                                            (2,473)          (3,896)                         (6,369)
    Payable for Investment Securities Purchased                           (18,000)               0                         (18,000)

                                                                      ------------  ---------------                     -----------
    Total Liabilities                                                     (20,603)          (4,799)                        (25,402)
                                                                      ------------  ---------------                     -----------


NET ASSETS
    Portfolio shares of the Institutional Class (unlimited
    authorization - no par value) based on (587,451, 1,431,497)
    outstanding shares of beneficial interest                             587,451                0          844,046 (a)  1,431,497
    Portfolio shares of the Trust Class (unlimited authorization -
    no par value) based on 844,046 outstanding shares of
    beneficial interest                                                         0          844,046         (844,046)(a)          0
    Distributions in excess of net investment income                           (1)              (3)                             (4)
                                                                      ------------  ---------------                     -----------

    Total Net Assets                                                     $587,450         $844,043               $0     $1,431,493
                                                                      ------------  ---------------    -------------    -----------
                                                                      ------------  ---------------    -------------    -----------
    Net Asset Value, Offering and Redemption Price Per Share -
    Institutional Shares                                                    $1.00                                            $1.00
                                                                      ------------                                      -----------
                                                                      ------------                                      -----------
    Net Asset Value, Offering and Redemption Price Per Share -
    Trust Shares                                                                             $1.00
                                                                                    ---------------
                                                                                    ---------------

Pro Forma Statement of Operations (000) For the Period December 1, 1997 to November 30, 1998


                                                                                                             Pro Forma Combined
                                                         STI Classic                                             STI Classic
                                                       Institutional Cash                                   Institutional Cash
                                                        Management Money     Arbor Prime                       Management Money
                                                         Market Fund      Obligations Fund                      Market Fund
                                                       ------------------ ----------------                  --------------------
Interest Income                                              $    22,646      $    43,631                           $    66,277
                                                       ------------------ ----------------                  --------------------

Expenses:
      Investment Advisory Fees                                       812            1,546            1 (b)                2,359
      Less: Investment Advisory Fees Waived                         (326)            (715)         618 (b)                 (423)
      Administrator Fees                                             322              618         (78) (b)                  862
      Less: Administrator Fees Waived                                (82)            (257)         103 (b)                 (236)
      Transfer Agent Fees                                              8              232         (224)(b)                   16
      Transfer Agent Out of Pocket Fees                               43                -           77 (b)                  120
      Printing Expenses                                               18               31           14 (b)                   63
      Custody Fees                                                    10              259         (216)(b)                   53
      Professional Fees                                                8               25           24 (b)                   57
      Trustee Fees                                                    (2)               -           12 (b)                   10
      Registration Fees                                                5                -           46 (b)                   51
      Insurance and Other Fees                                         -                5            7 (b)                   12
      Amortization of Deferred Organization Costs                      -                3            - (b)                    3
                                                       ------------------ ----------------    ---------     --------------------

      Total Expenses                                                 816            1,747          384                    2,947
                                                       ------------------ ----------------    ---------     --------------------

      Net Investment Income                                       21,830           41,884                                63,330
                                                       ------------------ ----------------                  --------------------

Net Realized Gain on Securities Sold                                   -                -                                     -
                                                       ------------------ ----------------                  --------------------

Increase in Net Assets Resulting From Operations             $    21,830      $    41,884                           $    63,330
                                                       ------------------ ----------------                  --------------------
                                                       ------------------ ----------------                  --------------------


Amounts designated as "--" are either $0 or have been rounded to $0.

STI CLASSIC FUNDS/CRESTAR/ARBOR FUNDS
Notes to Pro Forma Financial Statements
November 30, 1998

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed acquisition of the Arbor Prime Obligations Fund by the STI Classic Institutional Cash Management Money Market Fund. The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of the Trust Class of the Arbor Prime Obligations Fund in exchange for shares of the Institutional Class of the STI Classic Institutional Cash Management Money Market Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

The STI Classic Funds and the Arbor Funds are both, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

(a) The Pro Forma combining statements of assets and liabilities assume the issuance of additional shares of the respective STI Classic Fund as if the reorganization had taken place on November 30, 1998 and are based on the net asset value of the acquiring fund. In addition, the Arbor Prime Obligation Fund is the surviving fund for accounting purposes and accordingly, while the legal entity surviving will be the STI Classic Institutional Cash Management Fund, the performance history of the Arbor Prime Obligation Fund will be carried forward..

(b) The Proforma adjustments reflect the impact of applying the contractual fees in place for the legally surviving STI Classic Institutional Cash Management Fund for Advisor, Administration and Distribution as well as the expected savings in other expenses due to the combination of the funds.